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                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      ------------------------------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) _____
                      ------------------------------------

                     U.S. TRUST COMPANY OF CALIFORNIA, N.A.
              (Exact name of trustee as specified in its charter)

                                                                95-4311476
        (Jurisdiction of Incorporation             (I.R.S. Employer Identification No.)
        or organization if not a U.S.
                national bank)
     515 South Flower Street, Suite 2700
               Los Angeles, CA                                    90071
   (Address of principal executive offices)                     (Zip Code)

                                   DWIGHT LIU
                      515 South Flower Street, Suite 2700
                         Los Angeles, California 90071
                                 (213) 861-5000
 (Name, address, including zip code and telephone number of agent for service)

                      ------------------------------------

                                 Metricom, Inc.
              (Exact name of obligor as specified in its charter)

                   DELAWARE                                     77-0294597
         (State or other jurisdiction                        (I.R.S. Employer
      of incorporation or organization)                    Identification No.)

                              980 University Ave.
                                 Los Gatos, CA
                                   95030-2374
                    (Address of principal executive offices)

                  8% Convertible Subordinated Notes, Due 2003
                        (Title of indenture securities)
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                                    GENERAL

ITEM 1. GENERAL INFORMATION.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

       Comptroller of the Currency
       490 L'Enfant Plaza East, S.W.
       Washington, D.C. 20219

       Federal Deposit Insurance Corporation
       550 17th Street, N.W.
       Washington, D.C. 20429

       Federal Reserve Bank (12th District)
       San Francisco, California

     (b) Whether it is authorized to exercise corporate trust powers.

     The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

     Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15.

     The obligor currently is not in default under any of its outstanding securities for which U.S. Trust Company of California, N.A. is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15
of Form T-1 are not required under General Instruction B.

16. LIST OF EXHIBITS.

     The following exhibits are filed as part of this Statement of Eligibility:

          T-1.1 -- A copy of the Articles of Association of U.S. Trust Company of California, N.A. currently in effect; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 33-33031.

          T-1.2 -- Certificate of authority of U.S. Trust Company of California, N.A., to commence business; included in exhibit T-1.1

          T-1.3 -- Authorization of trustee to exercise corporate trust powers; included in Exhibit T-1.1

          T-1.4 -- A copy of the By-Laws of U.S. Trust Company of California, N.A., as amended to date; incorporated by reference to Exhibit T-1.4 filed with Form T-1 Statement, Registration No. 33-54136.

          T-1.6 -- The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939; incorporated herein by reference to Exhibit T-1.6 filed with Form T-1 Statement, Registration No. 33-33031.

          T-1.7 -- A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
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NOTE

     As of October 29, 1996, the Trustee had 20,000 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation.

     The responses to Items 2, 5, 6, 7, 8, 9, 10, 11 and 14 set forth the information requested as though U.S. Trust Company of California, N.A. and U.S. Trust Corporation were the "trustee."

     In answering Item 2 in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, U.S. Trust Company of California, N.A., a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 29th day of October 1996.

                                          U.S. TRUST COMPANY OF CALIFORNIA, N.A.
                                          Trustee

                                          By:          /s/ SANDEE PARKS

                                                        Sandee Parks
                                                    Authorized Signatory